Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE		PAGE OF PAGES
						1	2
2. AMENDMENT/MODIFICAITON NO. Modification 0003		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.		5. PROJECT NO. (If applicble)
6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)		CODE

DHHS / OS / OPHEP / OPHEMC 330 Independence Ave. SW, Room G640 Washington, DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Vaxgen Inc. 1000 Marina Boulevard, Suite 200 Brisbane, California 94005-1841			(x)	9A. AMENDMENT OF SOLICIATION NO.

9B. DATED (SEE ITEM 11)

			☒	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO 100200500001C
10B. DATED (SEE ITEM 11)

CODE	FACILITY CODE			10/04/04
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers          ☐ is extended,           ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;

or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram for letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPIRATION DATA (If required)
EIN: 1-943236309	CAN: N/A	Appropriation: N/A	O.C. N/A	$ N/A
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒
FAR 52.243-1, Changes - Fixed Price
B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
	D.	OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ______ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Purpose: To modify the contract to re-establish contract milestone due dates as described on the following page.

The funded amount remains unchanged ($877,500,000). The total contract amount remains unchanged ($877,500,000). The contract expiration date remains unchanged (10/31/2012).

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian K. Goodger
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
11/20/06
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 Previous edition unusable		STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Contract Number HHSO100200500001C	Modification 0003, page 2 of 2
Vaxgen

The purpose of this contract modification is to re-establish contract milestone due dates.

THEREFORE, the contract is hereby modified as follows:

ARTICLE B.4 ADVANCE UNDERSTANDINGS, paragraph 14 is modified for the following contract milestone due dates as set forth below:

Milestones		Contract Completion Date

6.	Initiate Next Clinical Trial:	6. December 18, 2006

e. Initiate enrollment (first subject enrolled)		e. December 18, 2006

8.	Demonstrate Human Safety and Immunogenicity (VAX023)	8. November 26, 2007

11.	Demonstrate Human Safety and Immunogenicity to Support EUA or Contingency Use	11. November 26, 2008

12.	IND Amendment to Support EUA or Contingency Use	12. January, 3, 2009

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED